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                                                                    Exhibit 10.2
                                                                    ------------

                             XCEL MANAGEMENT, INC.
                         2000 Long Term Incentive Plan

                                 I.    GENERAL

        1.    Purpose.  The XCEL Management, Inc. 2000 Long Term Incentive Plan
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     (the "Plan") has been established by XCEL Management, Inc. (the "Company")
     to:

        (a) attract and retain key executive and managerial employees of the Company;

        (b) attract and retain directors, independent contractors and consultants;

        (c) motivate Participants by means of appropriate incentives to achieve long-range goals;

        (d) provide incentive compensation opportunities that are competitive with those of comparable corporations; and

        (e) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (if any), including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        2.  Effective Date.  Subject to the approval of the holders of a
            --------------
     majority of the voting Stock of the Company, the Plan shall be effective as of February 21, 2000, provided, however, that awards made under the Plan prior to such approval of the Plan by stockholders of the Company are contingent on such approval of the Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The Plan shall terminate on February 21, 2000, the tenth anniversary of the Plan's effective date.

        3.  Definitions.  The following definitions are applicable to the Plan.

        (a) "Award Agreement" means a written agreement between the Company and a Participant documenting an award under this Plan.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Change of Control" has the meaning ascribed to it in Section 1.11.

        (d)  "Code" means the Internal Revenue Code of 1986, as amended.

        (e)  "Committee" means the Compensation Committee of the Board.

        (f) "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

        (g) "Fair Market Value" of any share of Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

        (h) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.
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        (i)  "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

        (j) "Participant" means (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works twenty (20) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any consultant, independent contractor or director of the Company or any Subsidiary.

        (k)  "Performance Award" has the meaning ascribed to it in Article VI.

        (l)  "Performance Period" has the meaning ascribed to it in Article VI.

        (m) "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities that are entitled to vote.

        (n)  "Restricted Period" has the meaning ascribed to it in Article V.

        (o)  "Restricted Stock" has the meaning ascribed to it in Article V.

        (p) "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

        (q) "Stock" means the common stock, $.001 par value per share, of XCEL Management, Inc.

        (r) "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Article IV.

        (s) "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option, a Non-Qualified Option or a Reload Option awarded pursuant to the provisions of the Plan.

        (t) "Subsidiary" means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

        4.  Administration.  The authority to manage and control the operation
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     and administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees to receive awards of Stock Options, with or without tandem Stock Appreciation Rights, Performance Awards and/or Restricted Stock, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant.

     The Board is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.
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       The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee and the Company has registered any of its equity securities under Section 12 of the 1934 Act, the Committee shall consist solely of two or more non-employee directors (as defined in Rule 16b-3 under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

        5.  Participation.  Subject to the terms and conditions of the Plan, the
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    Board shall determine and designate, from time to time, (i) the full-time employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any consultants, independent contractors or directors of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Performance Units or Restricted Stock or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Stock Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

        6.  Shares Subject to the Plan.  The shares of Stock with respect to
            --------------------------
    which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 8,337,650 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

        7.  Compliance With Applicable Laws and Withholding of Taxes.
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        (a)  Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

        (b)  All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option, Performance Unit or Stock Appreciation Right or in connection with an award of Restricted Stock under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option, a Performance Unit or a Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.
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        (c)  Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code
     Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

        (d) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

        8.  Transferability.  Performance Awards, Incentive Stock Options with
            ---------------
     or without tandem Stock Appreciation Rights, and, during the period of restriction, Restricted Stock awarded under the Plan are not assignable or transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative.

        9.  Employee and Stockholder Status.  The Plan does not constitute a
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     contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any director or consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to Section 1.7, certificates representing such shares may bear a legend referring to such restrictions.

        10.  Adjustments to Number of Shares Subject to the Plan.  In the event
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     of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units and Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

        11.  Business Combinations.  In addition to the rights and obligations
             ---------------------
     of the Committee to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options, Stock Appreciation Rights, Performance Units or Restricted Shares are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 1.11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the Company), (ii) a dissolution of the Company, or (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities (any of the foregoing events as described in (i)-(iii) above, a "Change of Control"), then, with respect to each Stock Option, Stock Appreciation Right, Performance Unit and share of Restricted Stock outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Committee:

        (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the substitution for such Stock Options, Stock Appreciation Rights, Performance Units and

     Restricted Shares of new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

        (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or for the substitution of equivalent options, rights, units and awards, then (i) each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option; (ii) the holder of any right or unit shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the related option is or becomes exercisable at such time in accordance with its terms; (iii) all restrictions on any award of Restricted Shares shall lapse, and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any option or right shall be deemed cancelled and terminated as of the effective date of such transaction.

        12.  Agreement With Company.  At the time of any awards under the Plan,
             ----------------------
     the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the "Award Agreement"), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

        13.  Amendment and Termination of Plan.  Subject to the following
             ---------------------------------
     provisions of this Section 13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, Performance Award or share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof.

                         II.  INCENTIVE STOCK OPTIONS

        1.  Definition.  The award of an Incentive Stock Option under the Plan
            ----------
     entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this
     Article II.

        2.  Eligibility.  The Board shall designate the Participants to whom
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     Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

        3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (ii) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market

     Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

        4.  Exercise.  Each Option shall become and be exercisable at such time
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     or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Award Agreement evidencing such Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of share of Stock ("ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code
     Section 422(c)) of ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

        5.  Option Expiration Date.  Unless otherwise provided by the Award
            ----------------------
     Agreement, the "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

        (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five
     (5) years after the date on which the Incentive Stock Option is awarded);

        (b) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

        (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled. All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

        6.  Reload Options.  The Committee may, in its discretion, provide in
            --------------
     the terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted an additional option (a "Reload Option") to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                      III.   NON-QUALIFIED STOCK OPTIONS

        1.  Definition.  The award of a Non-Qualified Stock Option under the
            ----------
     Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this
     Article III.

        2.  Eligibility.  The Board shall designate the Participants to whom
            -----------
     Non-Qualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

        3.  Price.  The purchase price of a share of Stock under each Non-
            -----
     Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a share of Stock as of the Option Date.

        4.  Exercise.  Each Option shall become and be exercisable at such time
            --------
     or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

        5.  Option Expiration Date.  Unless otherwise provided in a
            ----------------------
     Participant's Award Agreement, the "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

        (a) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

        (b) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

        6.  Reload Options.  The Committee may, in its discretion, provide in
            --------------
     the terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted a Reload Option to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                        IV.   STOCK APPRECIATION RIGHTS

        1.  Definition.  A Stock Appreciation Right is an award that may or may
            ----------
     not be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article IV.

        2.  Eligibility.  The Board may, in its discretion, award Stock
            -----------
     Appreciation Right under this Article IV concurrent with, or subsequent to, the award of the option.

        3.  Exercise.  A Stock Appreciation Right shall entitle the holder of a
            --------
     Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option and, unless otherwise provided by the Board in its sole discretion, the exercise of a Stock Option will result in the surrender of a related Stock Appreciation Right, if any.

        4.  Expiration Date.  The "Expiration Date" with respect to a Stock
            ---------------
     Appreciation Right shall be determined by the Board and documented in the Participant's Award Agreement, and if granted in tandem with an option, shall be not later than the Expiration Date for the related Stock Option. If neither the right nor the related Stock Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

                             V.   RESTRICTED STOCK

        1.  Definition.  Restricted Stock awards are grants of Stock to
            ----------
     Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

        2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     3.  Terms and Conditions of Awards.  All shares of Restricted Stock
         ------------------------------
awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

        (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

        (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

        (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

        (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the XCEL Management, Inc. 2000 Stock Incentive Plan and an agreement entered into between the registered owner and XCEL Management, Inc. A copy of such plan and agreement is on file in the office of the Secretary of XCEL Management, Inc. in Tacoma, Washington.

          (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                            VI.   PERFORMANCE UNITS

          1.  Definition.  Performance Units are awards to Participants who may
              ----------
     receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

        2.  Eligibility.  The Board shall designate the Participants to whom
            -----------
     Performance Units are to be awarded, and the number of units to be the subject of such awards.

        3.  Terms and Conditions of Awards.  For each Participant, the Board
            ------------------------------
     will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

        4.  Payment.  The Board will compare the actual performance to the
            -------
     performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

        5.  Retirement, Death or Termination.  A Participant whose employment
            --------------------------------
     with the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Part VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.

                              AMENDMENT NO. 1 TO
                  INSYNQ, INC. 2000 LONG-TERM INCENTIVE PLAN


     WHEREAS, Insynq, Inc. (the "Company") has heretofore adopted the Insynq, Inc. 2000 Long-Term Incentive Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan in certain respects as hereinafter provided;

     NOW, THEREFORE, effective September 1, 2000, the Company does hereby amend the Plan as follows:

     1. Section III, paragraph 3 of the Plan hereby is revised to provide in its entirety as follows:

          "3.  Price. The purchase price of a share of Stock under each Non-
               -----
     Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price for Non-Qualified Stock Options issued to Employees and Directors be less than the Fair Market Value of a share of Stock as of the Option Date; the purchase price of a share of Stock issued to a consultant may be less than Fair Market Value."


     IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO.1 TO THE INSYNQ, INC. 2000 LONG-TERM INCENTIVE PLAN to be executed in its name and on its behalf this ____ day of September, 2000, effective as of September 1, 2000.

                                        INSYNQ, INC.


                                        By:________________________________
                                        Its:_______________________________